Exhibit 99.1

RealNetworks, Inc. and Subsidiaries

Supplemental Financial Information

(Unaudited)

	2010		2009
	Q2	Q1	Q4	Q3	Q2	Q1
			(in thousands)
Net Revenue by Line of Business:
Core Products (A)	$51,742	$51,203	$64,154	$58,173	$56,346	$54,692
Emerging Products (B)	8,997	11,428	13,014	13,835	9,153	9,205
Games (C)	28,145	30,236	30,736	29,491	29,774	32,823

Total net revenue excluding music	88,884	92,867	107,904	101,499	95,273	96,720
Music (D)	—	35,733	37,598	38,765	40,452	44,053

Total net revenue including music	$88,884	$128,600	$145,502	$140,264	$135,725	$140,773

Core Products Revenue by Product:
SaaS (E)	$32,388	$33,614	$39,399	$38,704	$35,517	$34,497
Systems Integration/Professional Services (F)	998	367	5,040	818	3,228	1,088
Technology Licensing (G)	7,736	7,910	9,830	7,906	7,463	7,994
Consumer subscriptions (H)	10,620	9,312	9,885	10,745	10,138	11,113

Total Core Products net revenue	$51,742	$51,203	$64,154	$58,173	$56,346	$54,692

(A)	The Core Products segment primarily includes revenue from SaaS services, system integration and professional services to carriers and mobile handset companies, sales of licenses of our software products such as Helix, consumer subscriptions such as RadioPass and SuperPass.
(B)	The Emerging Products segment primarily includes revenue from RealPlayer, such as revenue from distribution of third party software products, advertising on RealPlayer websites and sales of RealPlayerPlus software licenses to consumers.
(C)	The Games segment primarily includes revenue from sales of games licenses, online games subscription services, advertising on game sites and social network sites, games syndication services, microtransactions from online and social games and sales of mobile games.
(D)	On March 31, 2010, we completed the restructuring of Rhapsody, which resulted in our ownership decreasing to approximately 47.5% of the outstanding equity in Rhapsody, and our loss of operating control over Rhapsody. Beginning with the quarter ended June 30, 2010, Rhapsody’s revenue or other operating results are no longer consolidated within our finanical statements and we are not recording any operating or other financial results for our Music segment. We now report our share of Rhapsody’s income or losses as “Equity in net loss of Rhapsody and other equity method investments” in Other Income.
(E)	Software as a Service (SaaS) revenue includes revenue from music on demand, video on demand, ringtones, ringback tones and intercarrier messaging services provided to network service providers, largely mobile phone networks.
(F)	Systems Integration revenue includes professional services, other than those associated with software sales, provided to mobile carriers and handset manufacturers.
(G)	Technology Licensing includes revenue from sales of software and other intellectual property licenses such as Helix servers and Helix software licenses for handsets.
(H)	Consumer subscriptions includes revenue from SuperPass and RadioPass subscription services.

RealNetworks, Inc. and Subsidiaries

Segment Results of Operations

(Unaudited)

	2010		2009
	Q2	Q1	Q4	Q3	Q2	Q1
			(in thousands)
Core Products

Net revenue	$51,742	$51,203	$64,154	$58,173	$56,346	$54,692
Cost of revenue	18,085	17,739	23,767	20,250	19,914	17,843

Gross profit	33,657	33,464	40,387	37,923	36,432	36,849

Gross margin	65%	65%	63%	65%	65%	67%

Operating expenses:	22,508	24,086	20,130	23,059	72,688	22,625

Operating income (loss)	$11,149	$9,378	$20,257	$14,864	$(36,256)	$14,224

Adjusted EBITDA	$14,675	$12,799	$24,332	$18,956	$18,306	$18,341

Emerging Products

Net revenue	$8,997	$11,428	$13,014	$13,835	$9,153	$9,205
Cost of revenue	3,404	1,464	1,664	1,703	1,657	1,860

Gross profit	5,593	9,964	11,350	12,132	7,496	7,345

Gross margin	62%	87%	87%	88%	82%	80%

Operating expenses:	7,602	7,033	8,867	6,145	52,770	5,429

Operating income (loss)	$(2,009)	$2,931	$2,483	$5,987	$(45,274)	$1,916

Adjusted EBITDA	$(1,732)	$3,009	$2,579	$6,097	$1,809	$2,218

Games

Net revenue	$28,145	$30,236	$30,736	$29,491	$29,774	$32,823
Cost of revenue	7,228	7,703	8,254	7,598	8,662	8,348

Gross profit	20,917	22,533	22,482	21,893	21,112	24,475

Gross margin	74%	75%	73%	74%	71%	75%

Operating expenses:	20,832	22,771	23,392	21,604	61,884	21,028

Operating income (loss)	$85	$(238)	$(910)	$289	$(40,772)	$3,447

Adjusted EBITDA	$1,948	$1,685	$1,063	$1,187	$1,282	$4,240

Music

Net revenue	$—	$35,733	$37,598	$38,765	$40,452	$44,053
Cost of revenue	—	21,864	22,614	23,655	24,868	27,185

Gross profit	—	13,869	14,984	15,110	15,584	16,868

Gross margin	N/A	39%	40%	39%	39%	38%

Operating expenses:	—	13,911	25,484	20,776	58,911	23,914

Operating income (loss)	$—	$(42)	$(10,500)	$(5,666)	$(43,327)	$(7,046)

Adjusted EBITDA	$—	$4,214	$4,388	$4,896	$3,850	$4,460

Corporate

Net revenue	$—	$—	$—	$—	$—	$—
Cost of revenue	432	389	522	480	513	785

Gross profit	(432)	(389)	(522)	(480)	(513)	(785)

Gross margin	N/A	N/A	N/A	N/A	N/A	N/A

Operating expenses:	30,487	26,302	32,358	19,271	26,729	30,296

Operating income (loss)	$(30,919)	$(26,691)	$(32,880)	$(19,751)	$(27,242)	$(31,081)

Adjusted EBITDA	$(14,287)	$(15,982)	$(23,837)	$(13,855)	$(20,832)	$(22,991)

Total

Net revenue	$88,884	$128,600	$145,502	$140,264	$135,725	$140,773
Cost of revenue	29,149	49,159	56,821	53,686	55,614	56,021

Gross profit	59,735	79,441	88,681	86,578	80,111	84,752

Gross margin	67%	62%	61%	62%	59%	60%

Operating expenses:	81,429	94,103	110,231	90,855	272,982	103,292

Operating income (loss)	$(21,694)	$(14,662)	$(21,550)	$(4,277)	$(192,871)	$(18,540)

Adjusted EBITDA	$604	$5,725	$8,525	$17,281	$4,415	$6,268

RealNetworks, Inc. and Subsidiaries

Reconciliation of segment operating income (loss) to adjusted EBITDA by reporting segment

(Unaudited)

	2010		2009
	Q2	Q1	Q4	Q3	Q2	Q1
			(in thousands)
Core Products

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by reporting segment:

Operating income (loss)	$11,149	$9,378	$20,257	$14,864	$(36,256)	$14,224
Acquisitions related intangible asset amortization	1,106	1,121	1,424	1,436	1,270	1,345
Depreciation and amortization	2,420	2,300	2,651	2,656	2,761	2,772
Impairment of goodwill	—	—	—	—	50,531	—

Adjusted EBITDA	$14,675	$12,799	$24,332	$18,956	$18,306	$18,341

Emerging Products

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by reporting segment:

Operating income (loss)	$(2,009)	$2,931	$2,483	$5,987	$(45,274)	$1,916
Acquisitions related intangible asset amortization	—	—	—	—	—	—
Depreciation and amortization	277	78	96	110	307	302
Impairment of goodwill	—	—	—	—	46,776	—

Adjusted EBITDA	$(1,732)	$3,009	$2,579	$6,097	$1,809	$2,218

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by reporting segment:

Operating income (loss)	$85	$(238)	$(910)	$289	$(40,772)	$3,447
Acquisitions related intangible asset amortization	61	60	95	69	100	144
Depreciation and amortization	1,802	1,863	1,878	829	707	649
Impairment of goodwill	—	—	—	—	41,247	—

Adjusted EBITDA	$1,948	$1,685	$1,063	$1,187	$1,282	$4,240

Music

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by reporting segment:

Operating income (loss)	$—	$(42)	$(10,500)	$(5,666)	$(43,327)	$(7,046)
Net income (loss) attributable to noncontrolling interest in Rhapsody	—	2,910	8,397	5,787	5,648	6,433
Acquisitions related intangible asset amortization (A)	—	58	278	279	279	279
Depreciation and amortization (A)	—	690	636	657	777	784
Pro forma gain on sale of interest in Rhapsody America	—	598	5,577	3,839	3,444	4,010
Impairment of goodwill	—	—	—	—	37,029	—

Adjusted EBITDA	$—	$4,214	$4,388	$4,896	$3,850	$4,460

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by reporting segment:

Operating income (loss)	$(30,919)	$(26,691)	$(32,880)	$(19,751)	$(27,242)	$(31,081)
Other income (expense), net	994	99	(312)	(888)	(449)	855
Depreciation and amortization	993	1,074	1,094	1,180	1,263	1,219
Restructuring and other charges	4,792	5,615	2,346	877	—	794
Stock-based compensation	2,771	3,921	5,915	4,727	5,596	5,222
Loss on excess office facilities	7,082	—	—	—	—	—
Impairment of goodwill	—	—	—	—	—	—

Adjusted EBITDA	$(14,287)	$(15,982)	$(23,837)	$(13,855)	$(20,832)	$(22,991)

Total

Reconciliation of GAAP operating income (loss) to adjusted EBITDA:

Operating income (loss)	$(21,694)	$(14,662)	$(21,550)	$(4,277)	$(192,871)	$(18,540)
Net income (loss) attributable to noncontrolling interest in Rhapsody	—	2,910	8,397	5,787	5,648	6,433
Other income (expense), net	994	99	(312)	(888)	(449)	855
Acquisitions related intangible asset amortization (A)	1,167	1,239	1,797	1,784	1,649	1,768
Depreciation and amortization (A)	5,492	6,005	6,355	5,432	5,815	5,726
Impairment of goodwill	—	—	—	—	175,583	—
Loss on excess office facilities	7,082	—	—	—	—	—
Pro forma gain on sale of interest in Rhapsody America	—	598	5,577	3,839	3,444	4,010
Restructuring and other charges	4,792	5,615	2,346	877	—	794
Stock-based compensation	2,771	3,921	5,915	4,727	5,596	5,222

Adjusted EBITDA	$604	$5,725	$8,525	$17,281	$4,415	$6,268

(A)	Net of noncontrolling interest effect.